UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[_]  Definitive Information Statement

                               GLOBAL LINKS CORP.
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:
(2)  Form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:


                       For Additional Information Contact:
                         Glast, Phillips & Murray, P.C.
                          815 Walker Street, Suite 1250
                              Houston, Texas 77002
                                 (713) 237-3135
                       Attention: Norman T. Reynolds, Esq.

                                EXPLANATORY NOTE

     On July 23, 2004 we filed with the Securities and Exchange Commission ("SEC") a Preliminary Information Statement on Schedule 14C, file number 000-29987. On August 3, 2004, we filed with the SEC a Definitive Information Statement on Schedule 14C, file number 000-29987. We have decided to abandon our previously filed Definitive and Preliminary Information Statements on
Schedule 14C, file number 000-29987. None of the corporate actions described in our Preliminary and the Definitive Information Statements, file number 000-29987 have been taken.

     This Preliminary Information Statement on Schedule 14C changes certain information which was included in our previously filed Preliminary and Definitive Information Statements under file number 000-29987. Specifically, the changes are as follows:

- In our previously filed Preliminary and Definitive Information Statements under file number 000-29987, our majority shareholder intended to increase the number of our authorized common shares from 500,000,000 to 1,000,000,000 shares. Pursuant to this Preliminary Information Statement, our majority shareholder intends to increase the number of our authorized common shares from 500,000,000 to 1,900,000,000 shares.

- In our previously filed Preliminary and Definitive Information Statements under file number 000-29987, we incorrectly stated the number of our authorized shares of preferred stock as being 5,000,000 shares, when, in fact, the number of our authorized shares of preferred stock are 50,000,000 shares. In addition, we incorrectly stated we wanted to increase the number of our authorized shares of preferred stock to 25,000,000 shares, when, in fact, we wanted to increase the number of our authorized shares of preferred stock to 100,000,000 shares. The mistake was a result of an unintentional oversight. Pursuant to the new Preliminary Information Statement, our majority shareholder intends to increase the number of our authorized preferred shares from 50,000,000 to 100,000,000 shares.

- In our previously filed Preliminary and Definitive Information Statements under file number 000-29987, we stated that we wanted to implement a reverse split of our common stock on the basis of one post-consolidation share for up to each 100 pre-consolidation shares to occur at some time within 60 days of the date of our information statement, with the exact time of the reverse split to be determined by the board of directors. However, pursuant to this Preliminary Information Statement, our majority shareholder intends to implement a reverse split of our common stock on the basis of one post-consolidation share for up to each 350 pre-consolidation shares to occur at some time within 60 days of the date of our information statement, with the exact time of the reverse split to be determined by the board of directors.

     The increase in the number of our authorized common shares to 1,900,000,000 is proposed by our management in order to ensure sufficient reserves of our common stock for various capital purposes and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of common stock.

     The increase in the number of our authorized preferred shares to 50,000,000 is proposed by our management in order to ensure sufficient reserves of our preferred stock for various capital purposes and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of preferred stock.

     The change in the ratio of the reverse split from one for 100 shares to one for 350 shares is necessitated by the recent drop in the share price of our stock, and our management's desire for greater flexibility with respect to the reverse split. We feel that a greater increase in the price of our stock is important to us and our shareholders.

     We currently have no intention of going private, and the proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule

13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future. We will continue to be subject to the periodic reporting requirements of the Exchange Act of 1934 following the reverse split of our common stock.

     The filing of this Preliminary Information Statement on Schedule 14C is not an admission that our Preliminary and the Definitive Information Statements, file number 000-29987, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

                               GLOBAL LINKS CORP.
                        4600 EAST SUNSET ROAD, SUITE 320
                             HENDERSON, NEVADA 89014

                            TELEPHONE (702) 436-7007

                                September 3, 2004

To Our Shareholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock and preferred stock as of the close of business on the record date, August 31, 2004 that our board of directors has recommended, and that the holder of the majority of the votes of our stock intends to vote in favor of resolutions which will accomplish the following:

     1. Amend our articles of incorporation to increase the number of our authorized shares of common stock to 1,900,000,000.

     2. Amend our articles of incorporation to increase the number of our authorized shares of preferred stock to 100,000,000.

     3. Grant discretionary authority to our board of directors to amend our articles of incorporation to effect a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 350 pre-consolidation shares to occur at some time within 60 days of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors.

     4.   Approve the following Global Links Corp. Stock Plans:

          (a) Stock Plan for the Year 2004, adopted by our directors effective January 22, 2004 with 75,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

          (b) Stock Plan for the Year 2004 No. 2, adopted by our directors effective April 16, 2004 with 99,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     We have a consenting shareholder, Frank J. Dobrucki, our director and president, who holds 3,910,000 shares of our common stock and 12,590,000 shares of our Series B preferred stock. Pursuant to our amended certificate of designation establishing Series B Preferred Stock, each share of our currently issued and outstanding Series B preferred stock may be converted into 10 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series B preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series B preferred stock held by such holder multiplied by 20.
Therefore, Mr. Dobrucki will have the power to vote 255,710,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

     Mr. Dobrucki will vote in favor of the amendments to our articles of incorporation, for the approval of the stock plans, and for the grant of the discretionary authority to our board of directors to amend our articles of incorporation to effect a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 350 pre-consolidation shares to occur at some time within 60 days of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors. Mr. Dobrucki has the power to pass the proposed resolutions without the concurrence of any of our other shareholders.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement is being mailed on or about September 13, 2004 to all shareholders of record as of August 31, 2004.

     We appreciate your continued interest in Global Links Corp.

                                   Very truly yours,

                                   /s/ Frank J. Dobrucki

                                   Frank J. Dobrucki
                                   President

                               GLOBAL LINKS CORP.
                        4600 EAST SUNSET ROAD, SUITE 320
                             HENDERSON, NEVADA 89014

                            TELEPHONE (702) 436-7007

                              INFORMATION STATEMENT

     This information statement is furnished to the holders of record at the close of business on August 31, 2004, the record date, of the outstanding common stock and preferred stock of Global Links Corp., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action that the holder of the majority of the votes of our stock intends to take on October 4, 2004 to effect the following corporate actions:

     1. Amend our articles of incorporation to increase the number of our authorized shares of common stock to 1,900,000,000.

     2. Amend our articles of incorporation to increase the number of our authorized shares of preferred stock to 100,000,000.

     3. Grant discretionary authority to our board of directors to amend our articles of incorporation to effect a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 350 pre-consolidation shares to occur at some time within 60 days of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors.

     4.   Approve the following Global Links Corp. Stock Plans:

          (a) Stock Plan for the Year 2004, adopted by our directors effective January 22, 2004 with 75,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

          (b) Stock Plan for the Year 2004 No. 2, adopted by our directors effective April 16, 2004 with 99,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     This information statement will be sent on or about September 13, 2004 to our shareholders of record who do not sign the written consent described herein.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A
PROXY.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on August 31, 2004 as the record date for determining the shareholders entitled to vote for the corporate actions proposed by our board of directors. The amendments to our articles of incorporation and the grant of discretionary authority to our board with respect to the reverse stock split require the affirmative vote of a majority of the shares of our common stock and preferred stock issued and outstanding as of the record date at the time the vote is taken. The approval of the stock plans requires a simple majority of the total voting power once a quorum is present and voting. The quorum necessary to conduct business of the shareholders consists of a majority of the outstanding shares of the common stock and the Series B preferred stock issued and outstanding as of the record date.

     As of the record date, 299,787,799 shares of our common stock were issued and outstanding and 15,000,000 shares of our Series B preferred stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common shareholders. Each share of Series B Preferred Stock entitles the holder to 20 votes on all matters brought before the common shareholders.

     We have a consenting shareholder, Frank J. Dobrucki, our director and president, who holds 3,910,000 shares of our common stock and 12,590,000 shares of our Series B preferred stock. Pursuant to our amended certificate of designation establishing Series B preferred stock, each share of our currently issued and outstanding Series B preferred stock may be converted into 10 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series B preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series B preferred stock held by such holder multiplied by 20.
Therefore, Mr. Dobrucki will have the power to vote 255,710,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

     Mr. Dobrucki will vote in favor of the amendments to our articles of incorporation, for the approval of the stock plans, and for the grant of the discretionary authority to our board of directors to implement a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 350 pre-consolidation shares to occur at some time within 60 days of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors. Mr. Dobrucki has the power to pass the proposed resolutions without the concurrence of any of our other shareholders.

     ACCORDINGLY, WE ARE NOT ASKING OUR SHAREHOLDERS FOR A PROXY AND SHAREHOLDERS ARE REQUESTED NOT TO SEND A PROXY.

DISTRIBUTION AND COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS' RIGHT OF APPRAISAL

     No action will be taken in connection with the proposed amendments or corporate actions for which Nevada law, our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

                                   BACKGROUND

     We were originally formed under the laws of the State of Nevada in 1952 under the name "Blue Jacket Mining Company." After a series of mergers, in December 2001, our shareholders approved a name change to Global Links Corp. In 2003, we merged with Capitol Group Holding Corporation, adding the dimensions of real estate acquisitions and development, real estate information services and international housing projects to our business of marketing electronic transactions products.

             AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE
                   NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The board of directors has determined that it is advisable to increase our authorized common stock and has adopted, subject to shareholder approval, an amendment to our articles of incorporation to increase our authorized number of shares of common stock from 500,000,000 shares to 1,900,000,000 shares of common stock, par value $0.001 per share.

     The following is a summary of the material matters relating to our common stock.

     Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders, including the election of directors. Our common shareholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of Global Links Corp., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our shareholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding.

     The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendment would not alter or modify any preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

     The increase in the authorized shares of our common stock is not proposed by the board of directors in response to any known accumulation of shares or threatened takeover. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a shareholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares will dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the shareholder's investment could be adversely affected.

     The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Nevada.

     Issuance of additional shares. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of common stock.


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
VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendment of our articles of incorporation increasing the number of our authorized common shares.

     Our board of directors recommends that shareholders vote FOR the amendment of our articles of incorporation increasing the number of our authorized common shares as described in Attachment A hereto.
                       ------------

             AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE
                 NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

     The board of directors has determined that it is advisable to increase our authorized preferred stock and has adopted, subject to shareholder approval, an amendment to our articles of incorporation to increase our authorized number of shares of preferred stock from 50,000,000 shares to 100,000,000 shares of preferred stock, par value $0.001 per share.

     The following is a summary of the material matters relating to our preferred stock.

     Authorizing the issuance of 50,000,000 additional shares of preferred stock would give our board of directors the express authority, without further action of our shareholders, to issue preferred stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such shares of preferred stock for general corporate purposes. Potential uses of the authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the shareholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The issuance of the shares of preferred stock could have a number of effects on our shareholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Global Links Corp. more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of Global Links Corp. In some instances, each share of the preferred stock may be convertible into multiple shares of our common stock. Likewise, shares of our preferred stock could have voting rights equal to their converted status as common stock, with the effect being that the shareholders of the preferred stock would have the ability to control the vote of our shareholders, even though they may own less that than a majority of our issued and outstanding common stock.

     The proposal with respect to our preferred stock is not being made by us in response to any known accumulation of shares or threatened takeover. The issuance of shares of preferred stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of shares of preferred stock by us could have an effect on the potential realizable value of a shareholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance, upon the conversion of our preferred stock into shares of our common stock, would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the shareholder's investment could be adversely affected.

     The proposed preferred stock would not carry with it preemptive rights to acquire our shares of preferred stock.

     Issuance of additional shares. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of preferred stock.


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
VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendment of our articles of incorporation authorizing additional preferred shares.

     Our board of directors recommends that shareholders vote FOR the amendment of our articles of incorporation authorizing additional shares of preferred stock as described in Attachment A hereto.
                      ------------

GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO AMEND OUR ARTICLES
       OF INCORPORATION TO EFFECT AN UP TO ONE FOR 350 REVERSE STOCK SPLIT

     Our board of directors has adopted a resolution to seek shareholder approval to grant the board discretionary authority to amend our articles of incorporation to implement a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the board of directors approved and deemed advisable and for which it is seeking shareholder approval is up to 350 pre-consolidation shares for each one post-consolidation share, with the reverse split to occur within 60 days of the date of this information statement, the exact time of the reverse split to be determined by the directors in their discretion. Approval of this proposal would give the board authority to implement the reverse split on the basis of 150, 250 or 350 pre-consolidation shares for each one post-consolidation share at any time it determined within 60 days of the date of this information statement. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split.

     Our board of directors believes that shareholder approval of a range for the exchange ratio of the reverse split (as contrasted with approval of a specified ratio of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split and, therefore, is in the best interests of our shareholders. The actual ratio for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to us and our shareholders.

     Our board of directors also believes that shareholder approval of a sixty-days range for the effectuation of the reverse split (as contrasted with approval of a specified time of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split and, therefore, is in the best interests of our shareholders. The actual timing for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to when and whether such action would be most advantageous to us and our shareholders.

     If you approve the grant of discretionary authority to our board of directors to implement a reverse split and the board of directors decides to implement the reverse split, we will effect a reverse split of our then issued and outstanding common stock on the basis of up to 350 pre-consolidation shares for each one post-consolidation share.

     The board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in Global Links Corp. among investors and thereby assist us in raising future capital to fund its operations or make acquisitions.

     Shareholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will be up to 350 times greater than the price for shares of our common stock immediately prior to the reverse split, depending on the ratio of the split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

EFFECT OF THE REVERSE SPLIT

     The reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended, nor will it change our periodic reporting and other obligations thereunder.

     The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of shareholders of record would not be affected by the reverse split (except to the extent that any shareholder holds only a fractional share interest and receives cash for such interest).

     The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split.

     The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if we elect to implement a one for 350 reverse stock split, every 350 shares of our common stock owned by a shareholder will automatically be changed into and become one new share of our common stock, with 350 being equal to the exchange ratio as determined by our board of directors. If our board elects a ratio of the reverse split of one for less than 350 shares, the exchange ratio will be reduced accordingly.

     We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future. We will continue to be subject to the periodic reporting requirements of the Exchange Act of 1934 following the reverse split of our common stock.

     Issuance of Additional Shares. The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock. For example, if we elect to implement a one for 150 reverse split, based on the 299,787,799 shares of our common stock outstanding on the record date, and the 500,000,000 shares of our common stock that are currently authorized under our articles of incorporation, prior to any increase in the number of our authorized common stock, 200,212,201 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 150 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 299,787,799 to 1,998,585 shares.

     Based on the 500,000,000 shares of our common stock that are currently authorized under our articles of incorporation prior to any increase in the number of our authorized common stock, if we elect to implement a one for 150 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 200,212,201 to 498,001,415 shares.

     If we elect to implement a one for 250 reverse split, based on the 299,787,799 shares of our common stock outstanding on the record date, and the 500,000,000 shares of our common stock that are currently authorized under our articles of incorporation, prior to any increase in the number of our authorized common stock, 200,212,201 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 250 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 299,787,799 to 1,199,151 shares.

     Based on the 500,000,000 shares of our common stock that are currently authorized under our articles of incorporation, prior to any increase in the number of our authorized common stock, if we elect to implement a one for 250 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 200,212,201 to 498,800,849 shares.

     If we elect to implement a one for 350 reverse split, based on the 299,787,799 shares of our common stock outstanding on the record date, and the 500,000,000 shares of our common stock that are currently authorized under our articles of incorporation, prior to any increase in the number of our authorized common stock, 200,212,201 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 350 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 299,787,799 to 856,536 shares.

     Based on the 500,000,000 shares of our common stock that are currently authorized under our articles of incorporation, prior to any increase in the number of our authorized common stock, if we elect to implement a one for 350 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 200,212,201 to 499,143,464 shares.

     The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

     The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

CASH PAYMENT IN LIEU OF FRACTIONAL SHARES

     In lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the reverse split, we shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the our common stock on the OTCBB during regular trading hours for the five trading days immediately preceding the effectiveness of the reverse split.

FEDERAL INCOME TAX CONSEQUENCES

     We will not recognize any gain or loss as a result of the reverse split.

     The following description of the material federal income tax consequences of the reverse split to our shareholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

     In general, the federal income tax consequences of the reverse split will vary among shareholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a shareholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such a shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in its old shares of our common stock. A shareholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such shareholder, depending on that shareholder's particular facts and circumstances. Generally, a shareholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the shareholder's basis in the fractional share. In the aggregate, such a shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in its old shares of our common stock decreased by the basis allocated to the fractional share for which such shareholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

EFFECTIVE DATE

     If the proposed grant of discretionary authority to implement a reverse split is approved and the board of directors elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Nevada time on the date of filing of a certificate of amendment to our articles of incorporation with the office of the Secretary of State of Nevada. Except as explained below with respect to fractional shares, on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the shareholders, converted into new shares of our common stock in accordance with the one for up to 350 exchange ratio as determined by our directors.

RISKS ASSOCIATED WITH THE REVERSE SPLIT

     This information statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increase investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These risks include: we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions, a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability, the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended December 31, 2003 and other filings with the Securities and Exchange Commission.

     If approved and implemented, the reverse stock split will result in some shareholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even lots" of even multiples of 100 shares.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the grant of discretionary authority to our directors to implement a reverse stock split.

     The board of directors recommends a vote FOR approval of the grant of discretionary authority to our directors to implement a reverse stock split, as described in Attachment A hereto.
             ------------

                             APPROVAL OF STOCK PLANS

     Our majority shareholder intends to approve the following Stock Plans of Global Links Corp. (the "Stock Plans"):

          (a) Stock Plan for the Year 2004, adopted by our directors effective January 22, 2004 with 75,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

          (b) Stock Plan for the Year 2004 No. 2, adopted by our directors effective April 16, 2004 with 99,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     As of the record date 140,000,000 shares of our common stock have been issued under the Stock Plans.

     The following is a summary of the principal features of the Stock Plans. Copies of the Stock Plans are attached to this information statement as Attachment B. Any shareholder who wishes to obtain copies of the Stock Plans
------------
may also do so upon written request to our corporate secretary at our principal executive offices in Henderson, Nevada.

PURPOSE OF THE STOCK PLANS

     The purpose of the Stock Plans is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Global Links Corp. and our subsidiaries, by offering them an opportunity to participate in our future performance through awards of options, restricted stock and stock bonuses.

     The Stock Plans will be administered by the compensation committee of the board of directors.

     Number of Shares Available. Subject to certain provisions of the Stock Plans, the total aggregate number of shares of our common stock reserved and available for grant and issuance pursuant to the Stock Plans is 174,000,000 plus shares of our common stock that are subject to:

- Issuance upon exercise of an option but cease to be subject to such option for any reason other than exercise of such option;

- An award granted but forfeited or repurchased by Global Links Corp. at the original issue price; and

- An award that otherwise terminates without shares of our common stock being issued. At all times, Global Links Corp. shall reserve and keep available a sufficient number of shares of our common stock as shall be required to satisfy the requirements of all outstanding options granted under the Stock Plans and all other outstanding but unvested awards granted under the Stock Plans.

     Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of Global Links Corp. without consideration, then the number of shares of our common stock reserved for issuance under the Stock Plans, the exercise prices of and number of shares of our common stock subject to outstanding options, and the number of shares of our common stock subject to other outstanding awards will be proportionately adjusted, subject to any required action by our board or the shareholders of Global Links Corp. and compliance with applicable securities laws; provided, however, that fractions of a share will not be issued but will either be replaced by a cash payment equal to the fair market value of such fraction of a share or will be rounded up to the nearest whole share, as determined by the committee.

ELIGIBILITY

     Incentive Stock Options and Awards may be granted only to employees (including, officers and directors who are also employees) of Global Links Corp. or of a parent or subsidiary of Global Links Corp.

DISCRETIONARY OPTION GRANT PROGRAM

     The committee may grant options to eligible persons and will determine whether such options will be Incentive Stock Options ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of shares of our common stock subject to the option, the exercise price of the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to the following.

     Form of Option Grant. Each option granted under the Stock Plans is evidenced by an Award Agreement that will expressly identify the option as an ISO or an NQSO (the "Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each participant) as the committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the Stock Plans.

     Date of Grant. The date of grant of an option is the date on which the committee makes the determination to grant such option, unless otherwise specified by the committee. The Option Agreement and a copy of the applicable Stock Plan is delivered to the participant within a reasonable time after the granting of the option.

     Exercise Period. Options may be exercisable within the times or upon the events determined by the committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of 10 years from the date the option is granted. For further restrictions on the Exercise Periods, please refer to the Stock Plans.

     Exercise Price. The exercise price of an option is determined by the committee when the option is granted and may be not less than 85 percent of the fair market value of the shares of our common stock on the date of grant; provided that the exercise price of any ISO granted to a Ten Percent Shareholder as defined in the Stock Plans may not be less than 110 percent of the fair market value of the shares of our common stock on the date of grant. Payment for the shares of our common stock purchased may be made in accordance with the Stock Plans.

     Method of Exercise. Options may be exercised only by delivery to Global Links Corp. of a written stock option exercise agreement (the "Notice and Agreement of Exercise") in a form approved by the committee, together with payment in full of the exercise price for the number of shares of our common stock being purchased.

     Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an option is always subject to the following:

- Upon an Employee's Retirement, Disability (as those terms are defined in the Stock Plans) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for Cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

- At least six months from the date of termination if termination was caused by death or disability.

- At least 30 days from the date of termination if termination was caused by other than death or disability.

- Upon the termination of the employment of an Employee for any reason other than those specifically set forth in the Stock Plans, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     Limitations on Exercise. The committee may specify a reasonable minimum number of shares of our common stock that may be purchased on any exercise of an option, provided that such minimum number will not prevent the participant from exercising the option for the full number of shares of our common stock for which it is then exercisable. Subject to the provisions of the Stock Plans, the Employee has the right to exercise his Stock Options at the rate of at least 33-1/3 percent per year over three years from the date the Stock Option is granted.

     Limitations on ISO. The aggregate fair market value (determined as of the date of grant) of shares of our common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year (under the Stock Plans or under any other ISO plan of Global Links Corp., or the parent or any subsidiary of Global Links Corp.) will not exceed $100,000.00. In the event that the Internal Revenue Code or the regulations promulgated thereunder are amended after the effective date of the Stock Plans to provide for a different limit on the fair market value of shares of our common stock permitted to be subject to ISO, such different limit will be automatically incorporated in the Stock Plans and will apply to any options granted after the effective date of such amendment.

     Modification, Extension or Renewal. The committee may modify or amend any Award under the Stock Plans or waive any restrictions or conditions applicable to the Award; provided, however, that the committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

SHAREHOLDER RIGHTS AND OPTION TRANSFERABILITY

     Awards granted under the Stock Plans, including any interest, are not transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

GENERAL PROVISIONS

     Adoption and Shareholder Approval. The Stock Plans became effective on the date they were adopted by the board of directors of Global Links Corp. (the "effective date"). The Stock Plans must be approved by the shareholders of Global Links Corp. within 12 months before or after the date of adoption and the committee may grant Awards pursuant to the Stock Plans upon the effective date.

     Term of Stock Plans/Governing Law. Unless earlier terminated as provided, the Stock Plans will terminate 10 years from the date of adoption, or, if earlier, from the date of shareholder approval. The Stock Plans and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

     Amendment or Termination of the Stock Plans. Our board of directors may at any time terminate or amend the Stock Plans including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in our best interest without further approval of our shareholders, provided that, to the extent required under Nevada law or to qualify transactions under the Stock Plans for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be adopted without further approval of our shareholders and, provided, further, that if and to the extent required for the Stock Plans to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to the Stock Plans shall be made more than once in any six month period that would change the amount, price or timing of the grants of our common stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate the Stock Plans at any time by a vote of a majority of the members thereof.

AWARD OF STOCK BONUSES

     Award of Stock Bonuses. A Stock Bonus is an award of shares of our common stock (which may consist of Restricted Stock) for extraordinary services rendered to Global Links Corp. or any parent or subsidiary of Global Links Corp. Each Award under the Stock Plans consists of a grant of shares of our common stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the committee shall determine (the "Restriction Period"). The committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in the Stock Plans or, following a Change of Control, upon termination of an Employee's employment by us without "Cause" or by the Employee for "Good Reason," as those terms are defined in the Stock Plans.

     Terms of Stock Bonuses. Upon receipt of an Award of shares of our common stock under the Stock Plans, even during the Restriction Period, an Employee is the holder of record of the shares and has all the rights of a shareholder with respect to such shares, subject to the terms and conditions of the Stock Plans and the Award.

FEDERAL TAX CONSEQUENCES

     Option Grants. Options granted under the Stock Plans may be either ISO which satisfy the requirements of Section 422 of the Code or NQSOs which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as discussed below.

     Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the exercise of an ISO (if the holding period rules set forth below are satisfied) will give rise to income includable by the optionee in his alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the shares acquired on the date of the exercise of the option over the exercise price. The optionee will also recognize taxable income in the year in which the exercised shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. In addition, the optionee must be an employee of Global Links Corp. or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option (special rules apply in the case of the death of the optionee).

     Upon a qualifying disposition, the optionee will recognize long-term capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the lesser of the fair market value of those shares on the exercise date or the sale date and (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date or the sale date, if less, over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the NQSO are unvested and subject to repurchase, at the exercise price paid per share, by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapse and all subsequent appreciation in the shares generally would be eligible for capital gains treatment.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQSO. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

     Direct Stock Issuance. With respect to the receipt of a stock award not subject to restriction, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

     With respect to the receipt of a stock award that is subject to restrictions, or certain repurchase rights of Global Links Corp., unless the recipient of such stock award makes an "83(b) election" (as discussed below), there generally will be no tax consequences as a result of such a stock award until the shares are no longer subject to a substantial risk of forfeiture or are transferable (free of such risk). We intend that, generally, when the restrictions are lifted, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the shares at such time and the amount, if any, paid by the holder for the stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares. In general terms, if a holder makes an "83(b) election" (under Section 83(b) of the Code) upon the award of a stock award subject to restrictions (or certain repurchase rights of Global Links Corp.), the holder will recognize ordinary income on the date of the award of the stock award, and we will be entitled to a deduction, equal to (i) the fair market value of such stock as though the stock were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the stock award. If an "83(b) election" is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the stock award generally would be eligible for capital gains treatment.

ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to our earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against our earnings over the period that the option shares or issued shares are to vest.

     Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to our earnings, but Palomar Enterprises, Inc, Inc., in accordance with Generally Accepted Accounting Principals, must disclose, in pro-forma statements to our financial statements, the impact those option grants would have upon our reported earnings (losses) were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining our earnings per share on a fully diluted basis.

     Should one or more optionee be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to our earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the Stock Plans.

     Our board of directors recommends that shareholders vote FOR the approval of the Stock Plans as described in Attachment B hereto.
                                          -------------

     Information regarding the beneficial ownership of our common stock and preferred stock by management and the board of directors is noted below.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of the record date, by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns outstanding shares of our preferred stock;

-    Each of our directors;

-    Each named executive officer; and

-    All directors and officers as a group.

                                                   COMMON STOCK BENEFICIALLY    PREFERRED STOCK BENEFICIALLY
                                                           OWNED (2)                      OWNED (2)
                                                  ------------  -------------  --------------  ---------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)             NUMBER        PERCENT         NUMBER          PERCENT
------------------------------------------------  ------------  -------------  --------------  ---------------
Frank J. Dobrucki (3) . . . . . . . . . . . . .      3,910,000            1.8      12,590,000             83.9
All directors and officers as a group (1 person)     3,910,000            1.8      12,590,000             83.9
                                                  ============  =============  ==============  ===============
James G. Brewer . . . . . . . . . . . . . . . .              0              0         335,000             2.23
Edify Capital Group Inc . . . . . . . . . . . .              0              0         100,000             0.66
Alexander & Wade, Inc . . . . . . . . . . . . .              0              0       1,250,000            10.42
USM Capital . . . . . . . . . . . . . . . . . .              0              0         500,000             8.33
Paul J Bessette . . . . . . . . . . . . . . . .              0              0          75,000             3.33
Capri International Inc . . . . . . . . . . . .              0              0         425,000             0.5
Lisar, Inc. . . . . . . . . . . . . . . . . . .              0              0         100,000             0.66
Asmac Financial, Inc. . . . . . . . . . . . . .              0              0         325,000             2.71
Richard H. Thurber. . . . . . . . . . . . . . .              0              0          50,000             0.33

_______________
(1) Unless otherwise indicated, the address for each of these shareholders is c/o Global Links Corp., 4600 East Sunset Road, Suite 320 Henderson, Nevada 89014 Telephone (702) 436-7007. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to the shares of our common and preferred stock which he beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the SEC. The total number of outstanding shares of the common stock on the record date is 299,787,799, and the total number of outstanding shares of the preferred stock on the record date is 15,000,000.
(3) Mr. Dobrucki is our director and president. He owns 3,910,000 shares of our common stock and 12,590,000 shares or our Series B preferred stock. Pursuant to our Amended Certificate of Designation Establishing Series B Preferred Stock, each share of our currently issued and outstanding Series B preferred stock may be converted into 10 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series B preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series B preferred stock held by such holder multiplied by
     20. Therefore, Mr. Dobrucki will have the power to vote 255,710,000 shares of our common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

                      DOCUMENTS INCORPORATED BY REFERENCE

     Our Annual Report on Form 10-KSB for the year ended December 31, 2003 and financial information from our subsequent Quarterly Reports are incorporated herein by reference.

                     COPIES OF ANNUAL AND QUARTERLY REPORTS

     We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 and all subsequent Quarterly Reports on Forms 10-QSB and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 4600 East Sunset Road, Suite 320 Henderson, Nevada 89014 Telephone (702) 436-7007.

                                   By Order of the board of directors,

                                   /s/ Frank J. Dobrucki

                                   Frank J. Dobrucki,
                                   President

                                                                    ATTACHMENT A


       RESOLUTIONS TO BE ADOPTED BY THE SHAREHOLDERS OF GLOBAL LINKS CORP.
                                 (THE "COMPANY")

          RESOLVED, that the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 1,900,000,000 shares; is hereby adopted and approved in all respects; and

          RESOLVED FURTHER, that the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of preferred stock to 100,000,000 shares, is hereby adopted and approved in all respects; and

          RESOLVED FURTHER, that the Company's Stock Plans included in the Company's information statement on Schedule 14C as Attachment B are hereby
                                                         ------------
     ratified  in  all  respects;  and

          RESOLVED FURTHER, that the directors are hereby granted discretionary authority to amend the Company's Articles of Incorporation to effect a one for up to 350 reverse split of the Company's common stock to occur within 60 days of the Company's information statement on Schedule 14C, with the exact time and ratio of the reverse split to be determined by the directors within their discretion, and

          RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

                                                                    ATTACHMENT B

                                   STOCK PLANS
                               GLOBAL LINKS CORP.
                 EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2004

     1.     General  Provisions.
            -------------------

     1.1     Purpose.  This  Stock  Incentive  Plan  (the "Plan") is intended to
             -------
allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Global Links Corp., a Nevada corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

     1.2     Administration.
             --------------

     1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

     1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

     1.3     Eligibility  and  Participation.  The Employees eligible under this
             -------------------------------
Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

     1.4     Shares  Subject  to this Plan.  The maximum number of shares of the
             -----------------------------
Common Stock that may be issued pursuant to this Plan shall be 70,000,000 subject to adjustment pursuant to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan.

     In the event that any Outstanding Stock Option or Award under this plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the Stock Award or Option shall be available for issuance under the Global Links Corp Non-Employee Directors and consultants Retainer Stock Plan for the Year 2004.

     2.     Provisions  Relating  to  Stock  Options.
            ----------------------------------------

     2.1     Grants  of Stock Options.  The Committee may grant Stock Options in
             ------------------------
such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

     2.2     Purchase  Price.  The  purchase  price  (the  "Exercise  Price") of
             ---------------
shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of exercise. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.3     Option Period.  The Stock Option period (the "Term") shall commence
             -------------
on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

     2.4     Exercise  of  Options.
             ---------------------

     2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

     2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock
Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock
Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5     Continuous  Employment.  Except as provided in Paragraph 2.7 below,
             ----------------------
an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

     2.6     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     2.7     Termination  of  Employment.
             ---------------------------

     2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

          (i) At least six months from the date of termination if termination was caused by death or disability.

          (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

     2.7.2 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.3     For  purposes  of  this  Plan:

          (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

          (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

     3.     Provisions  Relating  to  Awards.
            --------------------------------

     3.1     Grant  of  Awards.  Subject  to  the  provisions  of this Plan, the
             -----------------
Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"),

(3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such the Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction
Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections
13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

               (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

               (b)     The  conviction  of  the  Employee  of  a  felony;  or

               (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

               (d) The Employee's gross misconduct causing material harm to the Company.

     "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

               (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

               (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

               (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

               (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the

Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

               (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

               (f)     The  failure  of  the  Company  to  obtain a satisfactory
Assumption Agreement (as defined in Paragraph 4.13 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2     Incentive  Agreements.  Each Award granted under this Plan shall be
             ---------------------
evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

     3.3     Amendment,  Modification and Waiver of Restrictions.  The Committee
             ---------------------------------------------------
may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

     3.4     Terms and Conditions of Awards.  Upon receipt of an Award of shares
             ------------------------------
of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

     3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such the Common Stock in violation of this Paragraph 3.4 shall be null and void.

     3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

     3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

     4.     Miscellaneous  Provisions.
            -------------------------

     4.1     Adjustments  Upon  Change  in  Capitalization.
             ---------------------------------------------

     4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received had the Employee been the holder of the number of shares of the Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received if the restrictions on the Award Shares had lapsed on the date of such change or increase or decrease in the number of issued shares of the Company.

     4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2     Withholding Taxes.  The Company shall have the right at the time of
             -----------------
exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

               (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

               (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

     Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

     4.3     Relationship  to  Other  Employee Benefit Plans.  Stock Options and
             -----------------------------------------------
Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4     Amendments and Termination.  The Board of Directors may at any time
             --------------------------
suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the

Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

     4.5     Successors  in  Interest.  The  provisions  of  this  Plan  and the
             ------------------------
actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6     Other  Documents.  All documents prepared, executed or delivered in
             ----------------
connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7     Fairness  of  the  Repurchase Price.  In the event that the Company
             -----------------------------------
repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

     4.8     No  Obligation  to  Continue  Employment.  This Plan and the grants
             ----------------------------------------
which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.9     Misconduct  of an Employee.  Notwithstanding any other provision of
             --------------------------
this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

     4.10     Term  of  Plan.  No  Stock  Option  shall be exercisable, or Award
              --------------
granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective January 22, 2004. No Stock Options or Awards may be granted under this Plan after January 22, 2014.

     4.11     Governing  Law.  This  Plan and all actions taken thereunder shall
              --------------
be governed by, and construed in accordance with, the laws of the State of Nevada.

     4.12     Assumption  Agreements.  The  Company will require each successor,
              ----------------------
(direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

               (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

               (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

               (c) To require any future successor to enter into an Assumption Agreement; and

               (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

     4.13     Compliance  with  Rule  16b-3.  Transactions  under  this Plan are
              -----------------------------
intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4.14     Information to Shareholders.  The Company shall furnish to each of
              ---------------------------
its stockholders financial statements of the Company at least annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of January 22, 2004.

                                           GLOBAL LINKS CORP.



                                           By  /s/Frank Dobrucki
                                             ---------------------------------
                                               Frank Dobrucki, President

                               GLOBAL LINKS CORP.
       NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN FOR THE
                                    YEAR 2004


     1.     Introduction.  This  Plan  shall be known as the "Global Links Corp.
            ------------
Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Global Links Corp., a Nevada corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.     Definitions.  The  following terms shall have the meanings set forth
            -----------
below:

     "Board" means the Board of Directors of the Company.

     "Change of Control" has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common Stock" has the meaning set forth in Paragraph 1 hereof.

     "Company" has the meaning set forth in Paragraph 1 hereof.

     "Deferral Election" has the meaning set forth in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery Date" has the meaning set forth in Paragraph 6 hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective Date" has the meaning set forth in Paragraph 3 hereof.

     "Exchange Act" has the meaning set forth in Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant" has the meaning set forth in Paragraph 4 hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock Retainer" has the meaning set forth in Paragraph 5 hereof.

     "Third Anniversary" has the meaning set forth in Paragraph 6 hereof.

     3.     Effective  Date  of  the  Plan.  This  Plan was adopted by the Board
            ------------------------------
effective  January  22,  2004  (the  "Effective  Date").

     4.     Eligibility.  Each individual who is a Director or Consultant on the
            -----------
Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.     Grants  of  Shares.  Commencing on the Effective Date, the amount of
            ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan at the deemed issuance price of $0.015 per Share.

     6.     Deferral  Option.  From  and after the Effective Date, a Participant
            ----------------
may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"),
(b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.     Deferred  Stock  Accounts.  The  Company  shall  maintain a Deferred
            -------------------------
Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under

Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.     Delivery  of  Shares.
            --------------------

     (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

     9.     Share  Certificates;  Voting and Other Rights.  The certificates for
            ---------------------------------------------
shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.     General  Restrictions.
             ---------------------

          (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

               (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

               (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

               (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

          (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

     11.     Shares  Available.  Subject  to  Paragraph  12  below,  the maximum
             -----------------
number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 5,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any Outstanding Stock Option or Award under this plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the Stock Award or Option shall be available for issuance under the Global Links Corp Non-Employee Directors and consultants Retainer Stock Plan for the Year 2004.

     12.     Adjustments;  Change  of  Control.
             ---------------------------------

          (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee shall appropriately adjust any other relevant provisions of this Plan and any such modification by the Committee shall be binding and conclusive on all persons.

          (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

          (c) In lieu of the adjustment contemplated by Paragraph 12(a), in the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

          (d) For purposes of this Plan, Change of Control shall mean any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

               (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

               (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.     Administration;  Amendment  and  Termination.
             --------------------------------------------

          (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

          (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Nevada law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     15.     Term  of  Plan.  No  shares  of  the  Common Stock shall be issued,
             --------------
unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective January 22, 2004, and shall expire on January 22, 2014.

     16.     Governing Law.  This Plan and all actions taken thereunder shall be
             -------------
governed  by, and construed in accordance with, the laws of the State of Nevada.

     17.     Information  to Shareholders.  The Company shall furnish to each of
             ----------------------------
its stockholders financial statements of the Company at least annually.

     18.     Miscellaneous.
             -------------

          (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

          (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

IN WITNESS WHEREOF, this Plan has been executed effective as of January 22, 2004.

                                          GLOBAL LINKS CORP.



                                          By  /s/Frank Dobrucki
                                              ---------------------------------
                                              Frank Dobrucki, President

                               GLOBAL LINKS CORP.
              EMPLOYEE STOCK INCENTIVE PLAN FOR THE YEAR 2004 NO. 2

     1.     General  Provisions.
            -------------------

     1.1     Purpose.  This  Stock  Incentive  Plan  (the "Plan") is intended to
             -------
allow designated officers and employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of Global Links Corp., a Nevada corporation (the "Company") and its Subsidiaries (as that term is defined below) which they may have from time to time (the Company and such Subsidiaries are referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees, who make significant and extraordinary contributions to the long-term growth and performance of the Company, with equity-based compensation incentives, and to attract and retain the Employees.

     1.2     Administration.
             --------------

     1.2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of, or appointed by, the Board of Directors of the Company (the "Board"). The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's Bylaws and of Nevada law applicable to the Board, except as otherwise provided herein or determined by the Board.

     1.2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; to establish the terms and conditions upon which Awards or Stock Options may be exercised; (d) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (e) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (f) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

     1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

     1.3     Eligibility  and  Participation.  The Employees eligible under this
             -------------------------------
Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

     1.4     Shares  Subject  to this Plan.  The maximum number of shares of the
             -----------------------------
Common Stock that may be issued pursuant to this Plan shall be 90,000,000 subject to adjustment pursuant to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan. In the event that any outstanding Stock Option or Award under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Option or Award shall be available for issuance under the Global Links Corp.Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 2.

     2.     Provisions  Relating  to  Stock  Options.
            ----------------------------------------

     2.1     Grants  of Stock Options.  The Committee may grant Stock Options in
             ------------------------
such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. Stock Options granted under this Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant. The Committee shall also have the discretion to grant Stock Options which do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under
Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

     2.2     Purchase  Price.  The  purchase  price  (the  "Exercise  Price") of
             ---------------
shares of the Common Stock subject to each Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of exercise. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     2.3     Option Period.  The Stock Option period (the "Term") shall commence
             -------------
on the date of grant of the Stock Option and shall be 10 years or such shorter period as is determined by the Committee. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee may determine, subject to the provisions of Paragraph 2.4.1. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

     2.4     Exercise  of  Options.
             ---------------------

     2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph 2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee. Subject to the provisions of this Paragraph 2.4 and Paragraph 2.5, the Employee has the right to exercise his or her Stock Options at the rate of at least 20 percent per year over five years from the date the Stock Option is granted.

     2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. At no time shall the total number of securities issuable upon exercise of all outstanding options under this Plan, and the total number of securities provided for under any bonus or similar plan or agreement of the Company exceed a number of securities which is equal to 30 percent of the then outstanding securities of the Company, unless a percentage higher than 30 percent is approved by at least two-thirds of the outstanding securities entitled to vote. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock
Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock
Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

     2.5     Continuous  Employment.  Except as provided in Paragraph 2.7 below,
             ----------------------
an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

     2.6     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     2.7     Termination  of  Employment.
             ---------------------------

     2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

          (i) At least six months from the date of termination if termination was caused by death or disability.

          (ii) At least 30 days from the date of termination if termination was caused by other than death or disability.

     2.7.2 Upon the termination of the employment of an Employee for any reason other than those specifically set forth in Paragraph 2.7.1, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     2.7.3     For  purposes  of  this  Plan:

          (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

          (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

     3.     Provisions  Relating  to  Awards.
            --------------------------------

     3.1     Grant  of  Awards.  Subject  to  the  provisions  of this Plan, the
             -----------------
Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

     "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections
13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

     "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

               (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

               (b)     The  conviction  of  the  Employee  of  a  felony;  or

               (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

               (d) The Employee's gross misconduct causing material harm to the Company.

     "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

               (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

               (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

               (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

               (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

               (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

               (f)     The  failure  of  the  Company  to  obtain a satisfactory
Assumption Agreement (as defined in Paragraph 4.13 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

     3.2     Incentive  Agreements.  Each Award granted under this Plan shall be
             ---------------------
evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

     3.3     Amendment,  Modification and Waiver of Restrictions.  The Committee
             ---------------------------------------------------
may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

     3.4     Terms and Conditions of Awards.  Upon receipt of an Award of shares
             ------------------------------
of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

     3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such Common Stock in violation of this Paragraph 3.4 shall be null and void.

     3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

     3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires,
(b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

     4.     Miscellaneous  Provisions.
            -------------------------

     4.1     Adjustments  Upon  Change  in  Capitalization.
             ---------------------------------------------

     4.1.1 The number and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received had the Employee been the holder of the number of shares of the Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received if the restrictions on the Award Shares had lapsed on the date of such change or increase or decrease in the number of issued shares of the Company.

     4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

     4.2     Withholding Taxes.  The Company shall have the right at the time of
             -----------------
exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

               (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

               (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

     Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

     4.3     Relationship  to  Other  Employee Benefit Plans.  Stock Options and
             -----------------------------------------------
Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

     4.4     Amendments and Termination.  The Board of Directors may at any time
             --------------------------
suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 3.3, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

     4.5     Successors  in  Interest.  The  provisions  of  this  Plan  and the
             ------------------------
actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

     4.6     Other  Documents.  All documents prepared, executed or delivered in
             ----------------
connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

     4.7     Fairness  of  the  Repurchase Price.  In the event that the Company
             -----------------------------------
repurchases securities upon termination of employment pursuant to this Plan, either: (a) the price will not be less than the fair market value of the securities to be repurchased on the date of termination of employment, and the right to repurchase will be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of the employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise), and the right terminates when the Company's securities become publicly traded, or (b) Company will repurchase securities at the original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least 20 percent of the securities per year over five years from the date the option is granted (without respect to the date the option was exercised or became exercisable) and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment (or in case of securities issued upon exercise of options after the date of termination, within 90 days after the date of the exercise).

     4.8     No  Obligation  to  Continue  Employment.  This Plan and the grants
             ----------------------------------------
which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

     4.9     Misconduct  of an Employee.  Notwithstanding any other provision of
             --------------------------
this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action which results in material harm to the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

     4.10     Term  of  Plan.  No  Stock  Option  shall be exercisable, or Award
              --------------
granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective April 16, 2004. No Stock Options or Awards may be granted under this Plan after April 16, 2014.

     4.11     Governing  Law.  This  Plan and all actions taken thereunder shall
              --------------
be governed by, and construed in accordance with, the laws of the State of Nevada.

     4.12     Approval.  This  Plan  must  be  approved  by  a  majority  of the
              --------
outstanding securities entitled to vote within 12 months before or after this Plan is adopted or the date the agreement is entered into. Any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within 12 months before or after this Plan is adopted or the date the agreement is entered into. Such securities shall not be counted in determining whether such approval is obtained.

     4.13     Assumption  Agreements.  The  Company will require each successor,
              ----------------------
(direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the

Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

               (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

               (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

               (c) To require any future successor to enter into an Assumption Agreement; and

               (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

     4.14     Compliance  with  Rule  16b-3.  Transactions  under  this Plan are
              -----------------------------
intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     4.15     Information to Shareholders.  The Company shall furnish to each of
              ---------------------------
its stockholders financial statements of the Company at least annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of April 16, 2004.


                                            GLOBAL  LINKS  CORP.



                                            By  /s/  Frank Dobrucki
                                              ---------------------------------
                                              Frank Dobrucki, President

                               GLOBAL LINKS CORP.
           NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN
                             FOR THE YEAR 2004 NO. 2

     1.     Introduction.  This  Plan  shall be known as the "Global Links Corp.
            ------------
Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 2," and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Global Links Corp., a Nevada corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.     Definitions.  The  following terms shall have the meanings set forth
            -----------
below:

     "Board" means the Board of Directors of the Company.

     "Change of Control" has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common Stock" has the meaning set forth in Paragraph 1 hereof.

     "Company" has the meaning set forth in Paragraph 1 hereof.

     "Consultants" means the Company's consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

     "Deferral Election" has the meaning set forth in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery Date" has the meaning set forth in Paragraph 6 hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective Date" has the meaning set forth in Paragraph 3 hereof.

     "Exchange Act" has the meaning set forth in Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant" has the meaning set forth in Paragraph 4 hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock Retainer" has the meaning set forth in Paragraph 5 hereof.

     "Third Anniversary" has the meaning set forth in Paragraph 6 hereof.

     3.     Effective  Date  of  the  Plan.  This  Plan was adopted by the Board
            ------------------------------
effective April 16, 2004 (the "Effective Date").

     4.     Eligibility.  Each individual who is a Director or Consultant on the
            -----------
Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.     Grants  of  Shares.  Commencing on the Effective Date, the amount of
            ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan at the deemed issuance price of $0.015 per Share.

     6.     Deferral  Option.  From  and after the Effective Date, a Participant
            ----------------
may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"),
(b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.     Deferred  Stock  Accounts.  The  Company  shall  maintain a Deferred
            -------------------------
Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.     Delivery  of  Shares.
            --------------------

     (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

     9.     Share  Certificates;  Voting and Other Rights.  The certificates for
            ---------------------------------------------
shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.     General  Restrictions.
             ---------------------

          (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

               (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

               (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

               (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

          (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

     11.     Shares  Available.  Subject  to  Paragraph  12  below,  the maximum
             -----------------
number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 9,000,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market. In the event that any outstanding Stock Retainer under this Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Stock Retainer shall be available for issuance under the Global Links Corp. Employee Stock Incentive
Plan  for  the  Year  2004  No.  2.

     12.     Adjustments;  Change  of  Control.
             ---------------------------------

          (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee shall appropriately adjust any other relevant provisions of this Plan and any such modification by the Committee shall be binding and conclusive on all persons.

          (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

          (c) In lieu of the adjustment contemplated by Paragraph 12(a), in the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

          (d) For purposes of this Plan, Change of Control shall mean any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

               (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

               (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.     Administration;  Amendment  and  Termination.
             --------------------------------------------

          (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

          (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Nevada law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     15.     Term  of  Plan.  No  shares  of  the  Common Stock shall be issued,
             --------------
unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective April 16, 2004, and shall expire on April 16, 2014.

     16.     Approval.  This  Plan  must  be  approved  by  a  majority  of  the
             --------
outstanding securities entitled to vote within 12 months before or after this Plan is adopted or the date the agreement is entered into. Any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within 12 months before or after this Plan is adopted or the agreement is entered into. Such securities shall not be counted in determining whether such approval is obtained.

     17.     Governing Law.  This Plan and all actions taken thereunder shall be
             -------------
governed  by, and construed in accordance with, the laws of the State of Nevada.

     18.     Information  to Shareholders.  The Company shall furnish to each of
             ----------------------------
its stockholders financial statements of the Company at least annually.

     19.     Miscellaneous.
             -------------

          (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

          (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

     IN WITNESS WHEREOF, this Plan has been executed effective as of April 16, 2004.


                                            GLOBAL  LINKS  CORP.


                                            By  /s/  Frank  Dobrucki
                                                -----------------------------
                                                Frank Dobrucki, President